Wildermuth Endowment Strategy Fund

Supplement No. 4 dated January 4, 2016

to the Prospectus dated January 2, 2015,

as amended February 5, 2015

This Supplement contains new and additional information that supersedes any contrary information contained in the Wildermuth Endowment Strategy Fund’s (the “Fund”) current Prospectus, and should be read in conjunction with the Prospectus and Statement of Additional Information (“SAI’’). All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

PLAN OF DISTRIBUTION

On December 31, 2015, Realty Capital Securities, LLC (“RCS”), the Fund’s principal underwriter, ceased its securities-related operations and filed a notice of inactivity with the Financial Industry Regulatory Authority, Inc. As a result, RCS ceased acting as the Fund’s principal underwriter and distributor of the Fund’s shares and therefore the Fund currently does not have a principal underwriter. The Fund is currently in the process of researching and selecting a new principal underwriter. The sale of Fund shares is suspended until such time as a new principal underwriter has been appointed.

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-271-9244.